SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

March 24, 2003

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)
8 Perimeter Center East	770-901-9020
Suite 8050 Atlanta, GA 30346	(Registrant’s Telephone Number Including area code)
(Address of Principal Executive Offices) (Zip Code)

ITEM 5.    OTHER EVENTS

On March 24, 2003, Jameson Inns, Inc. issued a press release announcing the declaration of the first quarter dividends on its two series of preferred shares. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing Preferred Dividends for First Quarter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.

By:	/s/ CRAIG R. KITCHIN
Craig R. Kitchin Its: President & Chief Financial Officer

Dated as of March 24, 2003